UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2008

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3100 Ocean Park Boulevard, Santa
Monica, CA		90405
(Address of Principal Executive		(Zip Code)
Offices)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain      Officers.

Approval of Fiscal Year 2009 Annual Bonus Opportunities

On June 30, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Activision, Inc. (the “Company”) established fiscal year 2009 annual performance-based award opportunities for the following executive officers pursuant to the Company’s 2007 Incentive Plan (the “Plan”):

•                                          Robert A. Kotick, the Company’s Chairman and Chief Executive Officer;

•                                          Michael J. Griffith, the President and Chief Executive Officer of Activision Publishing, Inc. (“Activision Publishing”);

•                                          Thomas Tippl, the Chief Financial Officer of Activision Publishing;

•                                          Robin Kaminsky, the Executive Vice President, Publishing of Activision Publishing;

•                                          Brian Hodous, the Chief Customer Officer of Activision Publishing;

•                                          George L. Rose, the Chief Legal Officer of Activision Publishing; and

•                                          Ann Weiser, the Chief Human Resources Officer of Activision Publishing.

Mr. Kotick.  The target bonus opportunity for Mr. Kotick was established at $1,900,000, which represents 200% of his base salary.  Mr. Kotick’s award opportunity is subject to the achievement of specified corporate performance and individual performance goals.  The goals, including the percentage of Mr. Kotick’s target bonus determined based upon such goal are as follows:

•                                          Earnings per share—60%;

•                                          Capital optimization—15%;

•                                          Corporate governance and business franchise goals—10%; and

•                                          Strategic objectives for various operating units and initiatives—15%.

Payment of a bonus with respect to each goal is capped at 120% of the target bonus attributable to such goal, with the exception of the earnings per share goal which is not capped.  In no event, however, will the aggregate bonus paid to Mr. Kotick exceed $4 million.  Payments, if any, will be made after the determination of the amount of the award, which will occur after the end of the Company’s 2009 fiscal year.

Corporate Annual Incentive Plan.  The fiscal year 2009 bonus award opportunities for Messrs. Griffith, Tippl, Hodous and Rose and Messes. Kaminsky and Weiser are paid pursuant to the Company’s Corporate Annual Incentive Plan (the “AIP”).  Award opportunities under the AIP are subject to the achievement of specified corporate and individual performance goals for each executive as set forth below.  The aggregate payment to each executive named above will be based on the weight assigned to each goal established for him or her and the extent to which such goals are satisfied or exceeded.

Mr. Griffith.  The target bonus opportunity for Mr. Griffith was established at $742,000, with a maximum bonus opportunity of $1,305,920.  Mr. Griffith’s bonus is dependent on the achievement of various quantitative and qualitative performance goals.  The goals, including the percentage of Mr. Griffith’s target bonus determined based upon such goal are as follows:

•                                          Corporate Operating Income —70%; and

•                                          Strategic objectives for various operating units and initiatives—30%.

Mr. Tippl.  The target bonus opportunity for Mr. Tippl was established at $388,125, with a maximum bonus opportunity of $683,100.  Mr. Tippl’s bonus is dependent on the achievement of various quantitative and qualitative performance goals.  The goals, including the percentage of Mr. Tippl’s target bonus determined based upon such goal are as follows:

•                                          Corporate Operating Income —70%;

•                                          Ensuring successful integration and synergy goals—15%; and

•                                          Acquiring strategic assets—15%.

Ms. Kaminsky.  The target bonus opportunity for Ms. Kaminsky was established at $386,250, with a maximum bonus opportunity of $679,800.  Ms. Kaminsky’s bonus is dependent on the achievement of various quantitative and qualitative performance goals.  The goals, including the percentage of Ms. Kaminsky’s target bonus determined based upon such goal are as follows:

•                                          Corporate Operating Income —70%;

•                                          Delivery of high quality games—10%;

•                                          Ensuring successful integration and synergy goals—10%; and

•                                          Achievement of business franchise targets—10%.

Mr. Hodous.  The target bonus opportunity for Mr. Hodous was established at $364,063, with a maximum bonus opportunity of $640,750.  Mr. Hodous’s bonus is dependent on the achievement of various quantitative and qualitative performance goals.  The goals, including the percentage of Mr. Hodous’ target bonus determined based upon such goal are as follows:

•                                          Corporate Operating Income —70%;

•                                          Strategic objectives for various operating units and initiatives—20%; and

•                                          Ensuring successful integration and synergy goals—10%.

Mr. Rose.  The target bonus opportunity for Mr. Rose was established at $375,000, with a maximum bonus opportunity of $660,000.  Mr. Rose’s bonus is dependent on the achievement of various quantitative and qualitative performance goals.  The goals, including the percentage of Mr. Rose’s target bonus determined based upon such goal are as follows:

•                                          Corporate Operating Income —70%;

•                                          Ensuring successful integration and synergy goals—15%; and

•                                          Acquiring strategic assets—15%.

Ms. Weiser.  The target bonus opportunity for Ms. Weiser was established at $375,000, with a maximum bonus opportunity of $660,000.  Ms. Weiser’s bonus is dependent on the achievement of various quantitative and qualitative performance goals.  The goals, including the percentage of Ms. Weiser’s target bonus determined based upon such goal are as follows:

•                                          Corporate Operating Income —70%;

•                                          Ensuring successful integration and synergy goals—10%;

•                                          Implementing worldwide human resources integration plans—10%; and

•                                          Recruiting, retention, and leadership development goals—10%.

The actual bonus awarded will vary based on the level of achievement against defined targets for each quantitative and qualitative performance goal.  The following schedule outlines the minimum performance level required to be awarded a bonus for each metric as well as the performance level at which the maximum bonus level is reached.

	Minimum		Maximum
	Performance (% of Plan)	Award (% of Target)	Performance (% of Plan)	Award (% of Target)
Corporate Operating Income	85%	85%	200%	200%
Other Operating Income Goals*	75%	75%	200%	200%
Other Goals*	“On Target”	100%	“Significantly Above Target”	120%

* Threshold Performance Level: if the minimum performance level for corporate operating income is not achieved, there is no established award amount.  In this case, the bonus award will be at the discretion of the Compensation Committee.

Payments, if any, will be made after the determination of the amount of the awards, which will occur after the end of the Company’s 2009 fiscal year (i.e., March 31, 2009).  The target and maximum bonus opportunities for each executive officer are subject to adjustment to reflect any salary increase for the executive officer occurring during the remainder of the Company’s 2009 fiscal year but in any event no executive shall be eligible to receive a bonus in excess of $4,000,000.  In the event the Company moves from a fiscal year to a calendar year and the fiscal year 2009 performance period is shortened, the target and maximum bonus opportunities and performance goals will be adjusted proportionately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2008	ACTIVISION, INC.

	By:	/s/ George L. Rose
George L. Rose
Chief Legal Officer of Activision
Publishing, Inc.